UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2016

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Please see Item 7.01 Regulation FD Disclosure “Revised Segment Structure” below regarding the re-naming of the Company’s segments and change in segment composition, each to be effective January 1, 2017.

Change in Executive Officers

On November 7, 2016, as part of the Company’s succession planning, in an ongoing effort to reduce cost and optimize its reporting structure and in anticipation of the future retirement of Jack D. Crusa, the Company’s Senior Vice President, President – Industrial Materials & Specialized Products, the Company informed Mr. Crusa that, effective January 1, 2017, his duties will be reduced such that he will no longer serve as an executive officer of the Company, or as segment head for the Industrial Materials (to be re-named Industrial Products) or Specialized Products segments. Mr. Crusa will report to Perry E. Davis (as described below) and it is anticipated that he will continue to serve the Company as Senior Vice President – Operations in a transition period until such time he retires. His retirement date has not yet been determined.

Effective January 1, 2017, Perry E. Davis, the Company’s Senior Vice President, President – Residential Furnishings, will retain his role as segment head of the Residential Furnishings (to be re-named Residential Products) segment and also will assume Mr. Crusa’s role as segment head of the Industrial Products segment. Mr. Davis’ title will change to Executive Vice President, President – Residential Products & Industrial Products. On November 7, 2016, the Compensation Committee of the Board (the “Committee”) increased Mr. Davis’ annual base salary from $385,000 to $425,000. This salary change will be effective November 13, 2016.

Effective January 1, 2017, J. Mitchell Dolloff, the Company’s Senior Vice President, President – Specialized Products, will serve the Company as head of the Specialized Products segment and will also assume the role as segment head of the Commercial Products (to be re-named Furniture Products) segment. Mr. Dolloff’s title will change to Executive Vice President, President – Specialized Products & Furniture Products. As part of the Company’s succession planning, in an ongoing effort to reduce cost and optimize its reporting structure and in anticipation of the future retirement of Dennis S. Park, the Company’s Senior Vice President, President – Commercial Products, the Company informed Mr. Park that, effective January 1, 2017, his duties will be reduced such that he will no longer serve as an executive officer of the Company or segment head of Commercial Products. Mr. Park will report to Mr. Dolloff and it is expected that he will continue to serve the Company as Senior Vice President – Operations in a transition period until such time he retires. His retirement date has not yet been determined.

Amendment to Form of Performance Stock Unit Award

On November 7, 2016, the Committee revised the award documents (“PSU Form of Award”) associated with the Company’s grant of Performance Stock Units (“PSUs”). It is expected that PSUs will be granted under the revised PSU Form of Award in 2017 to Karl G. Glassman (CEO), Matthew C. Flanigan (CFO), Perry E. Davis (current SVP, President – Residential Furnishings), Jack D. Crusa (current SVP, President – Industrial Materials & Specialized Products) and other executives of the Company. The PSU Form of Award provides that PSUs vest at the end of a 3-year performance period (“Performance Period”), based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary and Materials sectors of the S&P 500 and S&P 400. The PSU Form of Award was revised to:

1.	Include Methodology to Determine Number of PSUs Granted. The number of PSUs to be granted is determined by multiplying the executive’s current annual base salary by his or her respective award multiple (set by senior management and approved by the Committee) and dividing this amount by the average closing price of the Company’s common stock for the 10 business days following the prior year’s third quarter earnings release. This is the same methodology that historically has been used by the Company to determine the base number of PSUs to grant to each executive. It has now been expressly added to the PSU Form of Award.

2.	Modify Tax Withholding Provision. The Company no longer has the discretion to allow the executive the option to pay applicable taxes due on the stock portion of the payout in cash instead of shares if the executive made suitable arrangements with the Company prior to the payout of the award.

Under the PSU Form of Award, TSR is calculated as (Stock Price at End of Period – Stock Price at Beginning of Period + Reinvested Dividends) / Stock Price at Beginning of Period). At the beginning of the Performance Period, the executive is granted a base award of a certain number of PSUs (as described above). The PSU awards will pay out at a percentage of the base award depending on the Company’s TSR rank within the peer group at the end of the Performance Period. The payout percentage ranges from 0% for performance below the 25th percentile to 175% for performance at or above the 75th percentile, as illustrated below.

PAYOUT SCHEDULE

Percentile Rank of L&P TSR	Payout% of the Base Award
25%	25%
30%	35%
35%	45%
40%	55%
45%	65%
50%	75%
55%	95%
60%	115%
65%	135%
70%	155%
75%	175%

Payouts will be interpolated for percentile ranks falling between the levels shown.

Thirty-five percent (35%) of the vested PSU award will be paid out in cash and the Company intends to pay out the remaining sixty-five percent (65%) in shares of the Company’s common stock, although the Company reserves the right to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period. Cash will be paid equal to the number of vested PSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs. Both the amount of cash paid and number of shares issued will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The PSUs will normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death, or disability, the executive will receive a number of shares following the end of the Performance Period which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the PSUs will continue to vest for 18 months after disability begins.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 175% payout. The PSU award contains a non-competition covenant for two years after payout, where, if violated, the executive must repay to the Company any gain from the award. Also, if within 24 months of payment, the Company is required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The PSU awards are expected to be granted under the Company’s Flexible Stock Plan, amended and restated, effective May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Definitive Proxy Statement for the

Annual Meeting of Shareholders. The foregoing is only a summary of the terms and conditions of the PSU Form of Award and is qualified in its entirety by reference to the PSU Form of Award attached hereto and incorporated by reference herein as Exhibit 10.1. All future awards of PSUs are expected to be made pursuant to the attached PSU Form of Award. If the terms and conditions of future grants are materially changed, the Company will make a subsequent filing of the updated form at that time.

Amendment to Form of Profitable Growth Incentive Award

On November 7, 2016, the Committee revised the award documents (“PGI Form of Award”) associated with the Company’s grant of growth performance stock units (“GPSUs”) awarded under the Company’s Profitable Growth Incentive (“PGI”). It is expected that GPSUs will be granted under the revised PGI Form of Award in 2017 to Karl G. Glassman (CEO), Matthew C. Flanigan (CFO), Perry E. Davis (current SVP, President – Residential Furnishings), Jack D. Crusa (current SVP – Industrial Materials & Specialized Products) and other executives of the Company. The number of GPSUs that will vest depends upon the Revenue Growth and EBITDA Margin of the Company or applicable business unit at the end of a 2-year performance period (“Performance Period”). The PGI Form of Award was revised to:

1.	Include Methodology for Setting EBITDA Margin Targets. The earnings before interest, taxes, depreciation and amortization (“EBITDA”) margin target for the Company or applicable business units is based upon the prior three-year cumulative EBITDA margin for the Company or applicable business units. The threshold for payout begins at 1 percentage point less than the three-year average which is represented on the below payout matrix as “X”. This is the same methodology that historically has been used by the Company to set the EBITDA margin targets applicable to any particular executive. It has now been expressly added to the PGI Form of Award.

2.	Include Methodology for Setting Revenue Growth Targets. The threshold target for Revenue Growth for the Company or applicable business units is based on the “Forecast GDP Growth” for the Company or applicable business units as determined by the weighted average GDP growth forecast for the Performance Period calculated from data published (in January in the first year in the Performance Period) in the International Monetary Fund’s World Economic Outlook Update, and weighted according to the Company’s or applicable business units’ revenue originating from the United States, Euro Area, China, Canada and Mexico. The Forecast GDP Growth percentage is represented as “Y” on the payout matrix below. This is the same methodology that historically has been used by the Company to set the Revenue Growth threshold target on the matrix for any particular executive. It has now been expressly added to the PGI Form of Award.

3.	Clarify Changed Responsibilities During Performance Period. If the executive’s responsibilities shift to a different set of business units due to a job transfer or a corporate restructuring during the Performance Period, then the Revenue Growth and EBITDA margin targets and results will be calculated on the business units identified in the original award for the year prior to the change, and on the new set of business units in the year of change, and the subsequent year, if applicable. The payout percentage will be the weighted average of the results.

4.	Modify Tax Withholding Provision. The Company no longer has the discretion to allow the executive the option to pay applicable taxes due on the stock portion of the payout in cash instead of shares if the executive made suitable arrangements with the Company prior to the payout of the award.

The executive is granted a number of GPSUs determined by multiplying the executive’s current annual base salary by an award multiple (set by senior management and approved by the Committee), and dividing this amount by the average closing price of our common stock for the 10 business days immediately following the date of our fourth quarter earnings release. The percentage of GPSUs that will ultimately vest will range from 0% to 250% of the number granted according to the payout schedule as shown below.

EBITDA Margin	Award Payout Percentage
X+7%	0%	250%	250%	250%	250%	250%	250%	250%	250%
X+6%	0%	213%	250%	250%	250%	250%	250%	250%	250%
X+5%	0%	175%	213%	250%	250%	250%	250%	250%	250%
X+4%	0%	138%	175%	213%	250%	250%	250%	250%	250%
X+3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
X+2%	0%	75%	100%	138%	175%	213%	250%	250%	250%
X+1%	0%	50%	75%	100%	138%	175%	213%	250%	250%
X%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<X%	0%	0%	0%	0%	0%	0%	0%	0%	0%

	<Y%	Y%	Y+1%	Y+2%	Y+3%	Y+4%	Y+5%	Y+6%	Y+7%
	Revenue Growth

Definitions of EBITDA Margin and Revenue Growth can be found in the PGI Form of Award. Payouts will be interpolated for achievement falling between the target levels shown above. The percentage of Revenue Growth achieved will be increased or decreased based on the difference between Forecasted GDP Growth minus actual GDP growth of the Company within the Performance Period, but this adjustment will only be made if the difference is greater than plus or minus 1%.

Fifty percent (50%) of the vested GPSUs will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of the Company’s common stock, although the Company reserves the right to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period. Cash will be paid equal to the number of vested GPSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested GPSUs. Both the amount of cash paid and number of shares issued will be reduced for applicable tax withholding. GPSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The GPSUs will normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death or disability, before the GPSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death or disability, the executive will receive a number of shares following the end of the Performance Period which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the GPSUs will continue to vest for 18 months after disability begins. Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the GPSUs will vest and the executive will receive a 250% payout.

The PGI Form of Award contains a non-competition covenant for two years after payout, where, if violated, the executive must repay to the Company any gain from the Award. Also, if within 24 months of payment, the Company is required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The GPSU awards are expected to be granted under the Company’s Flexible Stock Plan, amended and restated, effective May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders. The foregoing is only a summary of the terms and conditions of the PGI Form of Award and is qualified in its entirety by reference to the PGI Form of Award attached hereto and incorporated by reference herein as Exhibit 10.2. All future awards of GPSUs under the PGI Program are expected to be made pursuant to the attached PGI Form of Award. If the terms and conditions of future grants are materially changed, the Company will make a subsequent filing of the updated form at that time.

Item 7.01 Regulation FD Disclosure.

Revised Segment Structure

Our reportable segments are the same as our operating segments, which also correspond with our management organizational structure. In conjunction with the change in executive officer leadership, our management organizational structure and all related internal reporting will change effective January 1, 2017. As a result, the composition of our four segments will also change to reflect the new structure beginning January 1, 2017. The modified structure will be the same as currently organized except (i) the Home Furniture Group will move from Residential Products to Furniture Products, and (ii) the Machinery Group will move from Specialized Products to Residential Products. The 10 business groups and 17 business units will be organized as follows:

Residential Products Segment (currently Residential Furnishings)	Industrial Products Segment (currently Industrial Materials)	Furniture Products Segment (currently Commercial Products)	Specialized Products Segment
BEDDING GROUP	WIRE GROUP	WORK FURNITURE GROUP	AUTOMOTIVE GROUP
• U.S. Spring	• Drawn Wire	• Work Furniture	• Automotive
• International Spring	• Wire Products
	• Steel Rod	HOME FURNITURE GROUP	AEROSPACE PRODUCTS GROUP
FABRIC & CARPET CUSHION		• Furniture Hardware	• Aerospace Products
GROUP • Fabric Converting		• Seating & Distribution
• Geo Components		CONSUMER PRODUCTS GROUP	CVP GROUP
• Carpet Cushion		• Fashion Bed • Adjustable Bed	• Commercial Vehicle Products
MACHINERY GROUP
• Machinery

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2017 Form of Performance Stock Unit Award Agreement

10.2*	2017 Form of Profitable Growth Incentive Award Agreement

10.3	Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 10, 2016	By:	/s/ Scott S. Douglas
Scott S. Douglas
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2017 Form of Performance Stock Unit Award Agreement

10.2*	2017 Form of Profitable Growth Incentive Award Agreement

10.3	Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Filed with this Form 8-K